UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

April 7, 2019

(Date of the earliest event reported)

Simulations Plus, Inc.

(Exact name of registrant as specified in its charter)

California 001-32046 95-4595609

(State or other jurisdiction of incorporation) (Commission File Number) (I.R.S. Employer Identification No.)

42505 10th Street West, Lancaster, California 93534-7059

(Address of principal executive offices) (Zip Code)

661-723-7723

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14z-12 under Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 7.01	Regulation FD Disclosure

On April 9, 2019, Simulations Plus, Inc., a California corporation (the "Company"), issued a press release announcing that its board of directors has declared a quarterly cash dividend of $0.06 per share of common stock, payable on May 1, 2019 to shareholders of record on April 24, 2019.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01	Other Events

On April 9, 2019, Simulations Plus, Inc., a California corporation (the "Company"), issued a press release announcing financial results for its second quarter of fiscal year 2019 ended February 28, 2019. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On April 9, 2019, Simulations Plus, Inc., a California corporation (the "Company"), held an investor conference call reporting its second quarter financial results of fiscal year 2019 ended February 28, 2019. The PowerPoint slides, which were used for this Investor Conference Call, are attached herein as exhibit 99.2 to this Current Report on Form 8-K.

The information contained in this Current Report on Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this report on Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

This report on Form 8-K (the "Report"), including the disclosures set forth herein, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms "anticipates," "expects," "estimates," "believes" and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Report or hereafter, including in other publicly available documents filed with the Securities and Exchange Commission (the "Commission"), reports to the stockholders of Simulations Plus, Inc., a California corporation (the "Company" or "us," "our" or "we") and other publicly available statements issued or released by us involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management's best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Commission, each of which could adversely affect our business and the accuracy of the forward-looking statements contained herein. Our actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits

99.1	Press release issued on April 9, 2019.
99.2	PowerPoint presentation at the Investor Conference Call on April 9, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIMULATIONS PLUS, INC.

Dated: April 10, 2019	By:	/s/ John R Kneisel
John R. Kneisel Chief Financial Officer

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